UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

        Date of Report (Date of earliest event reported): August 8, 2002



                          AMERICAN ECOLOGY CORPORATION
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                     0-11688                  95-3889638
          --------                     -------                  ----------
(State or other jurisdiction of      (Commission             (I.R.S. Employer
 incorporation or organization)      File Number)         Identification Number)

        Lakepointe Centre I,
    300 E. Mallard, Suite 300
           Boise, Idaho                                            83706
           ------------                                            -----
(Address of principal executive offices)                         (Zip Code)


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER  INFORMATION.

On August 8, 2002, American Ecology Corporation issued a press release to announce that its wholly owned subsidiary, American Ecology Recycle Center, has resolved a long-standing Federal investigative matter. The press release, dated August 8, 2002, is attached as Exhibit 99 and incorporated by reference herein.


ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits.  The  following  exhibit  is  filed  as part of this report:

  Exhibit 99   Press  Release,  dated August 8, 2002, entitled "AMERICAN ECOLOGY
               FULLY RESOLVES FEDERAL INVESTIGATION OF OAK RIDGE, TENNESSEE SUBSIDIARY"


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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          AMERICAN  ECOLOGY  CORPORATION
                                          (Registrant)



Date:  August  9,  2002                   By:
                                             -----------------------------
                                          James R. Baumgardner
                                          Senior Vice President, Chief Financial
                                          Officer, Secretary and Treasurer


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
                                  EXHIBIT INDEX

  Exhibit                                   Description
  -------                                   -----------

    99 Press Release dated August 8, 2002 entitled "AMERICAN ECOLOGY FULLY RESOLVES FEDERAL INVESTIGATION OF OAK RIDGE, TENNESSEE SUBSIDIARY"


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